SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     November 4, 2005

Stillwater Mining Company
(Exact name of registrant as specified in its charter)

Delaware	1-13053	81-0480654

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1321 Discovery Drive, Billings, Montana		59102

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (406) 373-8700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

          On November 4, 2005, Stillwater Mining Company issued a press release for the quarterly period ended September 30, 2005.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          Exhibits

99.1        Press release issued on November 4, 2005 by Stillwater Mining Company.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY

Dated: November 4, 2005	By:	/s/ John R. Stark

	Name:	John R. Stark
	Title:	Vice President, Human Resources, Secretary and General Counsel